UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2018

INTL FCStone Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue, Suite 1500, New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 485-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On October 30, 2018, INTL FCStone Inc. issued a press release announcing its decision to withdraw its previously-announced senior secured notes offering due to unfavorable market conditions.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated October 30, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2018	INTL FCStone Inc. By: /s/ Brian T. Sephton Brian T. Sephton, Chief Legal & Governance Officer

Exhibit Index

Exhibit No.	Description of Document
Exhibit 99.1	Press release dated October 30, 2018.